RCN Pareto Strategic Allocation ETF
Schedule of Investments
May 31, 2026 (Unaudited)
COMMON STOCKS - 5.3%	Shares	Value
Industrial Products - 1.7%
Lockheed Martin Corp.	520	$275,834

Industrial Services - 0.7%
Union Pacific Corp.	430	112,935

Materials - 0.7%
Linde PLC	245	121,934

Oil & Gas - 1.1%
EQT Corp.	3,429	188,355

Tech Hardware & Semiconductors - 1.1%
Texas Instruments, Inc.	573	175,155

TOTAL COMMON STOCKS (Cost $535,275)		874,213

EXCHANGE TRADED FUNDS - 94.3%	Shares	Value
abrdn Physical Gold Shares ETF(a)	49,326	2,134,829
Fidelity Wise Origin Bitcoin Fund(a)	1,249	79,811
Invesco QQQ Trust Series 1	1,789	1,320,837
iShares Core S&P 500 ETF	224	170,251
iShares Core S&P Small-Cap ETF	1,368	189,687
iShares Russell 2000 ETF	11,924	3,463,087
Schwab US Dividend Equity ETF	25,303	822,347
Schwab US Small-Cap ETF	101,547	3,457,675
Simplify Managed Futures Strategy ETF	20,250	584,820
SPDR Gold MiniShares Trust(a)	13,260	1,192,472
SPDR S&P 500 ETF	1,668	1,261,809
Technology Select Sector SPDR Fund	2,238	427,503
Vanguard Total International Stock ETF	4,793	412,486
		15,517,614

TOTAL EXCHANGE TRADED FUNDS (Cost $11,925,535)		15,517,614

SHORT-TERM INVESTMENTS - 0.4%
Money Market Funds - 0.4%	Shares	Value
First American Government Obligations Fund - Class X, 3.55%(b)	65,286	65,286

TOTAL SHORT-TERM INVESTMENTS (Cost $65,286)		65,286

TOTAL INVESTMENTS - 100.0% (Cost $12,526,096)		$16,457,113
Liabilities in Excess of Other Assets - 0.0%(c)		(8,121)
TOTAL NET ASSETS - 100.0%		$16,448,992

Percentages are stated as a percent of net assets.

PLC	Public Limited Company

(a)	Non-income producing security.
(b)	The rate shown represents the 7-day annualized effective yield as of May 31, 2026.
(c)	Does not round to 0.1% or (0.1)%, as applicable.